2017 INVESTOR DAY New York City | April 5, 2017 REVITALIZED FOR GROWTH Exhibit 99.2

Page MARK FEUERBACH VP Investor Relations, Treasury, FP&A Joined Innophos: April 1989 Industry experience: 28 years 2017 Investor Day, New York City | April 5, 2017

Safe Harbor During the course of this presentation, management may make forward-looking statements regarding financial performance and future events. We will attempt to identify these statements by use of words such as expect, believe, anticipate, intend, and other words that denote future events. You should understand that, even though our forward-looking statements are based on assumptions we believe are reasonable when made, they are still subject to uncertainties that could cause actual results to differ materially from those in the forward-looking statements. We caution you to consider the important risk and other factors as set forth in the forward-looking statements section and in Item 1A risk factors in our Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission that could cause actual results to differ from those in the forward-looking statements as contained in this presentation. Forward-looking statements made herein are summaries of previous public disclosures, do not represent revised guidance, and we do not undertake to revise or update them from the date or dates of previous disclosure. Page

Today’s Presenters Page Kim Ann Mink, Ph.D. Chairman, President and Chief Executive Officer Han Kieftenbeld SVP and Chief Financial Officer Sherry Duff SVP, Chief Marketing and Technology Officer Amy Hartzell VP Supply Chain and Purchasing Marco Coen Global Commercial Director Mark Feuerbach VP IR, Treasury and FP&A

Agenda Page Welcome and Agenda Strategic Vision and Roadmap Pillar: Strategic Growth Q&A Break Pillar: Commercial Excellence Pillar: Operational Excellence Q&A Finance Overview and Investment Thesis Q&A Product Portfolio Overview Lunch Mark Feuerbach Kim Ann Mink Sherry Duff Marco Coen Amy Hartzell Han Kieftenbeld

Page KIM ANN MINK, Ph.D. Chairman, President and Chief Executive Officer Joined Innophos: December 2015 Industry experience: 30 years

VITAL INGREDIENTS Our Purpose Page To provide vital ingredients for the nutrition and health of those around us, leveraging science and technology in partnership with our customers and informed by consumer trends, with a view to create value for our stakeholders. “ ” Food Health Nutrition

Key Messages Page At Innophos we have a great sense of purpose and focus on what we do best We embrace a diversified, market-facing approach Specialty ingredients solutions into attractive Food, Health and Nutrition end-markets Aligned with megatrends Earnings growth will be both organic and inorganic in nature Our performance improvement initiatives have significantly enhanced processes and reduced costs with additional opportunities ahead We expect strong cash from operations to continue, supporting returns-driven capital allocation

Innophos By The Numbers 3 GLOBAL R&D CENTERS 11 MANUFACTURING FACILITIES Technology and science driven specialty ingredients solutions 900 CUSTOMERS 10 YEARS ON NASDAQ: IPHS 300 UNIQUE PRODUCTS 42% SALES OUTSIDE USA > 70 COUNTRIES 4 PRODUCT TECHNOLOGIES $1.0bn MARKET CAPITALIZATION 1,300 EMPLOYEES Page * As of December 31, 2016

Innophos Today IPO in 2006. Nasdaq symbol: IPHS Leading position in functional ingredients across Food, Health, Nutrition and Industrial Specialties markets Technology and science driven with over a century of phosphates experience, and capability in other nutritional ingredients Supply capability centered in North America with >70 countries served ~1,300 employees across 12 locations Page $122m 2016 ADJUSTED EBITDA* $139m 2016 OPERATING CASH FLOW $725m 2016 SALES Strong cash generating core business in mature market environment *Please refer to Appendix for reconciliation of non-GAAP items.

Serving Attractive And Resilient End Markets Page Historical Reporting Segment * 2016 Full Year Revenue: $725m 71% 22% Specialty Phosphates US/Canada Specialty Phosphates Mexico GTSP & Other 7% Food, Health and Nutrition Industrial Specialties Other US/Canada Mexico South America Asia-Pacific EMEA 52% 38% 10% 62% 13% 5% Market Segment Geography 3% Revenue* 17% Providing specialty ingredients solutions

Technology Underpinned Market-Driven Portfolio Phosphates have a broad range of functionalities and can be found in everyday food and beverages; breakfast, lunch and dinner Page Vital and versatile ingredients for a variety of value adding applications $1.5 billion North America market Market-leading position as one of three main players in North American specialty phosphates Texture and leavening Binding and hydration Fluidity, protein dispersion Mineral content, flavor

Technology Underpinned Market-Driven Portfolio Phosphates have a broad range of functionalities and can be found in everyday food and beverages; breakfast, lunch and dinner Page Minerals, botanicals and enzymes delivering nutritional and dietary supplement benefits via custom formulations and blends Vital and versatile ingredients for a variety of value adding applications Mineral fortification Sports supplements Meal replacements Dietary supplements Texture and leavening Binding and hydration Fluidity, protein dispersion Mineral content, flavor

Delivering On Our Transformation Page Strategic pillars strengthen the foundation and drive performance

Scorecard: 2016 Better And Stronger Page Operational Excellence Commercial Excellence Strategic Growth Significant cost savings and operational efficiencies from best-in-class practices $16m procurement pipeline savings $13m from restructuring and headcount reduction Reduced average working capital by 29%. Free cash flow* +53% Integrated supply chain and improved forecasting Strengthen the core and pursue inorganic growth Actions informed by consumer megatrends Developed M&A pipeline using strict investment criteria 3-in-the-box: marketing, technology and sales joined at the hip. Market-focused solution selling approach Strong Organization and Cultural Transformation Strong margin enhancement, solid earnings growth and very strong cash generation Tailored go-to-market strategy across our products and sales organization Sales force realigned with sales channels and type of customers Segmentation to differentiate service levels, and better meet customer needs Refocused product portfolio and pruned less differentiated products Greater cross-functional connectivity *Please refer to Appendix for reconciliation of non-GAAP items.

Strengthening Our Leadership To Drive Change Page Organization and Talent A talented and engaged team focused on delivery now and success in the future 2015 2016 Dec ‘15 Kim Ann Mink appointed President and CEO Apr ‘16 Han Kieftenbeld appointed SVP and CFO Apr ‘16 Amy Hartzell appointed VP, Supply Chain and Purchasing Jul ‘16 Sherry Duff appointed SVP, CMO and CTO Sep ‘16 Joshua Horenstein appointed VP, Chief Legal Officer Committed to excellence, transparency and accountability Refreshed and energized leadership team driving transformation Functional depth Breadth of industry experience Strategically and operationally adept Globally astute Experienced in all stages of M&A Sep ‘16 Marco Coen appointed Global Commercial Director

Organizational And Cultural Transformation Page 15+ NATIONALITIES 2017 INCENTIVE PLANS ALIGNED GLOBALLY WITH KEY FINANCIAL METRICS 50% 50% MALE FEMALE EXECUTIVE TEAM ONE SAFETY CULTURE Building bench strength, diversity and alignment TALENT INVESTMENTS IN CUSTOMER FACING FUNCTIONS MARKETING, TECHNOLOGY AND SALES GLOBAL TOP TO BOTTOM COMMUNICATION TRANSPARENCY AND INCLUSION 14 YRS AVERAGE TENURE 65%/23% LEVEL 1/LEVEL 1+2 FRESH LEADERSHIP ONE INTERCONNECTED ORGANIZATION

Page Macroeconomic Realities Drive Our Strategy CHALLENGESOPPORTUNITIES Challenging market conditions driven by systemic changes in competitive landscape Exchange rates and border tariffs have been an adverse factor since 2015 Consolidation in packaged food industry resulted in shifts in buying power Depressed commodity markets have impacted margins of undifferentiated products Management controlling what it can control; protecting earnings and cash delivery Phosphates are a versatile economical ingredient that provide diverse functionality There are few immediate replacements that are scalable to satisfy needs of processed foods Per National Organic Standards Board allowed as an ingredient in organically labeled foods

Megatrends Inform Our Direction Health and Wellness Energized Ageing Convenience and Time Effectiveness Protection and Preservation Clean Label/Greener Food Sustainability Indulgence and Exclusivity Affordability Multicultural Consumerism Trend Sensitive Markets and Applications Responding to consumer trends and customer needs with our technology and science Food Health and Nutrition Page

A leading specialty ingredients solutions provider to Food, Health and Nutrition end-markets Selective added value player in industrial specialties applications Aligned with trends and partner of choice through vital solutions and systems Best-in-class practices, agile supply chain and cost effective operations Page 20% ADJUSTED EBITDA Margin* $1.25bnSALES Focus On What We Do Best Enhanced growth profile with asset light investment needs *Please refer to Appendix for reconciliation of non-GAAP items.

A leading specialty ingredients solutions provider to Food, Health and Nutrition end-markets Page Core Strategic Drivers Strategic Approach Existing core business continues to bring in significant sales and cash. Growth is relatively stagnant Product advancements are in product application modifications and blends Food, Health and Nutrition are among the largest markets. Targeting selective sub-segments is key to realizing growth These markets require a specialty focus to capitalize on our existing technical expertise Pivoting to a broader portfolio to diversify our product offering, revitalize growth, and hedge against single technology dependencies Sourcing, technology and marketing alliances will be actively pursued Performance supported by general fitness from continuous improvement initiatives Strengthen the core Pursue inorganic growth Forge strategic partnerships Continuous improvement

Defend and maintain selectively Strengthen The Core Page Adding value in the near term via differentiated product development and service Food, Health and Nutrition Industrial Specialties Other 52% 38% 10% Food, Health and Nutrition Industrial Specialties 2016 Full Year Revenue: $725m Defend and maintain aggressively Grow with trends Explore and complement

Pursuing Inorganic Growth Page Realizing our growth ambition to become more meaningful to our customers and attractive to our investors Food, Health and Nutrition Industrial Specialties Other 75% 20% 5% Food, Health and Nutrition Industrial Specialties 2022 Projected Revenue: $1.25bn Portfolio Inorganic 2016 2022 Organic + * *Organic growth + innovation + margin management

Market Overview Specialty Ingredients Page Specialty Food Ingredients Specialty Health & Nutrition Ingredients Definition Ingredients for processed foods that impart various functionalities such as preservation, texture, emulsification, flavor, color, and nutrition Trends Fast-paced lifestyles, increasing disposable income, increasing demand for convenient foods Definition Ingredients for nutritional products that impart health benefits by supporting the structure or function of the body, such as cardiovascular health, brain function, and weight management Trends Growing incidences of chronic diseases, rising demand for products with specific health benefits, growth in ageing population and new delivery systems $70bn $25bn 5-6% CAGR 3-5% CAGR $28bn $7bn 6-8% CAGR 6-8% CAGR Source: Markets and Markets (2015) Global N America Global N America Market size is 2015. Growth rates are 2015-2020 Global and North America market size and growth rates

Page M&A Criteria STRATEGIC FITFINANCIAL FIT Expanded solution capability responding to consumer trends to better serve our customers Diversifies participation in higher growth Food, Health and Nutrition sub-segments Recognized as a leader in markets served Provides revenue synergies from customer portfolio overlap Technology and science based; underpinned by IP Brings credible human capital to enrich knowledge base and customer engagement Meaningful M&A with credible earnings and cash generation and enhanced growth potential Topline growth: 4-6% range EBITDA margin: ~20% Reliable cash conversion cycle Asset light Return on capital enhancing EPS accretive

VITAL INGREDIENTS Our Purpose Page To provide vital ingredients for the nutrition and health of those around us, leveraging science and technology in partnership with our customers and informed by consumer trends, with a view to create value for our stakeholders. “ ” Food Health Nutrition

Ready to Realize the Vision REVITALIZED FOR GROWTH Page

SHERRY DUFF SVP, Chief Marketing and Technology Officer Joined Innophos: July 2016 Industry experience: 28 years Page

Page 2017 INVESTOR DAY New York City | April 5, 2017 Pillar: Strategic Growth

Key Messages Page #1 or #2 in core product lines serving attractive Food, Health, Nutrition and Industrial end-markets Our principal product technology has broad application, is mature and has limited inherent growth We have commercial relationships with reputable, branded Food, Health and Nutrition companies Technology and science are key drivers for value and further powered by our marketing capability Inorganic growth will be important to our future

Two Complementary Business Models Phosphates have a broad range of functionalities and can be found in everyday food and beverages; breakfast, lunch and dinner Page Minerals, botanicals and enzymes delivering nutritional and dietary supplement benefits via custom formulations and blends Vital and versatile ingredients for a variety of value adding applications Growth Time Growth: 0-1% Growth: 4-6% Diminishing growth rate Megatrends driven

Our Ingredients Serve A Wide Array of Markets Page * Not exhaustive. Just a sampling of applications. Food, Health and Nutrition Industrial Specialties Other 52% 38% 10% Sales Revenue And provide vital functionality to our customers Food, Health and Nutrition* Industrial Specialties* Water Treatment Fire Suppressant Mineral Fortification Bakery Leavening Pharmaceutical Tablet Excipients Deli Meat Ingredients Toothpaste Abrasives Nutrition Applications Asphalt Modifiers

Signature Ingredients That Offer Nutritional Value Page Our product offerings and product development capabilities Branded Products Botanicals & Enzymes Natural ingredients Standardized extracts Granulations Instantized blends Custom Manufacturing Custom formulations Custom liquid suspensions Custom blends: - Multi-minerals - Greens - Fruits - Teas - Herbals - Enzymes Organically Bound Minerals Amino Acid Chelates: - Glycinates - Aspartates - Arginates Citrates Ascorbates Gluconates Glycerophosphates And more… Focused Applications Taste-reduced Granular Soluble Direct compressible

Serving Attractive And Resilient End Markets Page * 2016 Full Year Revenue: $725m Food, Health and Nutrition Industrial Specialties Other North America South America Rest of World 52% 38% 10% 79% 13% 8% Segment Geography Providing specialty ingredients solutions Food, Health & Nutrition Industrial Specialties N America #1 Top 2 S America Top 2 Top 2 ROW Top 3 Top 3 This is where we have and will maintain leadership

Worldwide Competitive Dynamics Page Not a single competitor that matches the entire product offering Food, Health and Nutrition Industrial Specialties Other US/Canada Mexico South America Asia-Pacific EMEA 52% 38% 10% 62% 13% 5% Segment Geography 3% 17% 52% 17% Competition Food, Health & Nutrition Industrial Specialties Core ICL, Prayon, Budenheim, Haifa ICL, Prayon, PCS, Chinese Growth Multiple in Nutrition NA

Phosphates: A Simple Value-Added Business Model Page Focused on downstream specialty finishing channels that add functionality Vertical integration in North America where we have a leadership position Strategically located, reliable supply chain close to principal customer base Low-cost producer as a result of scale and proprietary manufacturing technology Flexibility from having qualified multiple mineral rock sources Strategic relationships with principal suppliers of raw materials and intermediates Focused on adding value via specialty finishing channels

Diverse Leadership In Nutrition Market Page Fragmented market with many offering a variety of products and services 52% 52% $ $ $ $ $ $ $ $ $4.1 Vitamins Herbal Sports Nutrition Meal Replacement Minerals Enzymes Omega-3 Other Specialty Top Ingredient Suppliers Billions ($)

Nutrition: Turnkey Ingredient Solutions Page Custom formulation leveraging ingredient and regulatory knowledge Custom formulation and packaging for supply to contract manufacturing or Nutrition marketers (retail) Turnkey ingredient solutions based on latest trends Small batch manufacturing requiring many ingredients for one formulation Regulatory and Quality leadership Strong customer relationships

A Strong And Diverse Customer Base Top 10 customers represent ~25% of total sales and we have maintained an relationship of >15 years We sell to more than 75% of the top 100 global food and beverage companies Our major consumer goods customers have global market recognition in the food, beverage, nutritional supplements and industrial end markets Many of our products are application-specific to meet customer performance requirements and are often critical to the taste, texture, performance or nutritional content FDA/USDA compliance and regulatory requirements are important requisites and a barrier to entry and exit Our products are often critical ingredients in the formulation of customer products yet represent only a small percentage of their product cost Page Across Food, Health, Nutrition and Industrial Specialties

Consumer Trends Translating Into Customer Needs Health and Wellness Energized Ageing Convenience and Time Effectiveness Protection and Preservation Clean Label/Greener Food Sustainability Indulgence and Exclusivity Affordability Multicultural Consumerism Responding with a connected market-facing organization Page Marketing Technology Sales 3-in-the-Box Solution Selling Customer Customer

Building Capability For Tomorrow Page Strategic Growth Strengthen the core and pursue inorganic growth Actions informed by consumer megatrends Developed M&A pipeline using strict investment criteria 3-in-the-box: marketing, technology and sales joined at the hip. Market-focused solution selling approach Marketing and Technology functions re-orientation Aligned with strategic target markets to drive top and bottom line growth Partnering with customers and external sources of innovation Onboarding talent with industry expertise Scorecard: 2016 Better and Stronger Organic: Innovation Pipeline Inorganic: M&A Pipeline

Page New Product Development | Near and Long-Term Agenda DELIVERING NEAR TERM BENEFITSCREATING INNOVATION OF THE FUTURE Assessed people, process and systems and increased focus on core capabilities Commercialized selective product application development Aligned Nutrition business with company-wide processes and goals Establishing market-facing and customer driven innovation stage-gate process Interconnecting Marketing, Technology and Commercial functions Onboarding industry-experienced talent to lead and drive innovation agenda Design and implementation of cross-functional stage-gate process

Technology Toolbox And Formulation + Technology toolbox Formulation Core materials Page Mineral Supplement, Clean Label, Anti-Inflammatory, Support Immune System and Metabolic Processes, Improved Digestion Taste, Color, Solubility, Stability Mineral fortification Texture modification Buffering or pH stabilization Leavening Chelation of metal ions Pro-antioxidant Dispersion and deflocculating Color stabilization Whitening agent Water-binding Acidification alkalization

Vital Ingredients: New Product Development Page 2016 CranSmart® PAC Blend Innovate to deliver benefits from whole cranberry to support health benefits beyond urinary tract health Fingerprint quality guarantee Farm-to-factory traceability Supports clean label Generally products in the market are with cranberry extracts. Customer request for whole cranberry Differentiate our customer’s product by delivering benefits from whole cranberry All the benefits of cranberry in one small capsule/tablet. Our product provides clinically shown benefits to support urinary tract health Whole cranberry health benefits Market Customer Consumer

Innovation Capability And Investment Invest >$8 million in 2017 in R&D Operate 2 ingredient development centers 40 technologists and 80 customer facing Focused on customer solutions, new products and new technologies Centers of Excellence with core capability in nutrition, nutraceuticals, pharma, baking, dairy, meat, seafood, poultry Select number of projects in development pipeline to ensure focus Page Strengthening the core with focused technology and science capability Consumer Megatrends Market Trends Customer Requests Collaboration Ingredients Solutions 2018-2022 $20 million new product introductions

Focused On Markets That Deliver Growth Page Food, Health and Nutrition end-markets Dietary Supplements Functional Food 2016-20 average annual growth 6-8% Functional Beverages Personal Care Target Markets Animal Nutrition $2.6bn $1.6bn $1.4bn $0.9bn $0.7bn Sources: Markets and Markets (2015), market research and industry experts Market Size and Growth Rates

Accelerate Growth Via Targeted M&A Page STRATEGIC FIT Overlapping customers and sales channels Linked to consumer trends Technology enabled MORE GROWTH Leadership in markets served Expands aperture for profitable and faster growth FAVORABLE ECONOMICS Value > investment Enhanced earnings profile Sustainable cash flow POTENT INTEGRATION Foundation to build critical mass Enhances human capital and capability Build a growth platform for greater value creation for customers and investors Targeting $475m of Sales via acquisitions by 2022 *Organic growth + innovation + margin management

A leading specialty ingredient solutions provider to Food, Health and Nutrition end-markets Page Building A Prioritized M&A Target List M&A candidate pool development Screening criteria development Candidate screening Candidate scoring Candidate prioritization Start 868 Stage 1 224 Stage 2 185 Stage 3 74 Stage 4 50 High: 10 Medium: 15 Low: 25 Priority Targets

Organic And Inorganic Growth Page Food, Health and Nutrition Industrial Specialties Other 75% 20% 5% Food, Health and Nutrition Industrial Specialties 2022 Projected Revenue: $1.25bn Portfolio Inorganic 2016 2022 Organic + * *Organic growth + innovation + margin management Food, Health and Nutrition growth; greater value creation for customers and investors

2017 INVESTOR DAY New York City | April 5, 2017 Q&A Page

2017 INVESTOR DAY New York City | April 5, 2017 REVITALIZED FOR GROWTH

Page Marco’s headshot MARCO COEN Global Commercial Director Joined Innophos: 2007 Industry experience: 20 years 2017 Investor Day, New York City | April 5, 2017

Page 2017 INVESTOR DAY New York City | April 5, 2017 Pillar: Commercial Excellence

Key Messages Page Segmentation and margin management are core to the Commercial Excellence agenda We shifted our customer engagement model to be market and sales channel oriented Our 3-in-the-box approach (commercial – marketing - technology) will strengthen our core portfolio We embrace a diversified cost-to-serve approach to ensure that we deliver and derive value We have commercial relationships with multi-national, food service, regional and local customers, and export to over 70 countries We hold market leadership positions globally in several market segments underpinned by a value adding supply chain

Strengthening The Core Via Market-Facing Alignment Page Commercial Excellence Tailored go-to-market strategy across our products and sales organization Sales force realigned with sales channels and type of customers Segmentation to differentiate service levels, and better meet customer needs Refocused product portfolio and pruned less differentiated products Greater cross-functional connectivity Scorecard: 2016 Better and Stronger Gross margin % of Sales Gross profit in millions 2016 versus 2015 Gross Profit UP $7m UP 257bps Sales force re-orientation with emphasis on value capture Align with strategic target markets to drive top and bottom line growth Differentiated service and value capture Partner of choice: responsive and collaborative

Segmentation And Customer Facing Approach Page Segmented Customer Base Created Customer Facing Organization Focus on target end markets and priority customers Differentiated approach to sales channels Strengthen core and pursue growth opportunities Optimize cost-to-serve position Contribution margin $ Contribution margin % 5 Year growth forecast Fit with target market Realignment Guiding Principles Customer Segmentation Metrics * Sampling of full customer base

Segmentation Informed Cost-to-Serve Differentiation Page PREMIUM Strategic partners Innovation oriented High profitability Core customers Sustained relationship High volume Opportunistic customers No relationship Low volume Marginal customers Transactional relationship Low profitability STANDARD CREATING A WIN-WIN More effective sales force deployment and reward Value-based pricing Better service Improved planning, forecasting and inventory management Technical service and formulation assistance Special packaging and labeling

Reputable Branded Customers Page Differentiated servicing via direct and indirect channels Food, Health and Nutrition Industrial Specialties Multinationals Regional/Local Ingredients/ Franchisees Distribution Companies shown are a sampling of a much larger base Direct Channel Indirect Channel

Realigned Market-Facing Organization Page Moving from a generalist to a market-facing model Generalist Model Market-facing Model North America Rest of World Direct Channel Indirect Geography Food & Health Industrial Specialties Distribution N America X X X ROW X -- X Customer Type MNC X X -- Food Servc X -- X Regional X X X Sales Force Organization Sales force evenly spread across all markets and applications Sales force dedicated to markets and channels

3-in-the-Box Cross-Functional Collaboration Responding with a connected market-facing organization Page Marketing Technology Sales 3-in-the-Box Solution Selling Customer Understanding consumer trends Factoring in customer needs Formulating application briefs Designing custom solutions

Page Commercial Excellence A Major Pillar In Our Strategy Margin Management Execute on $30 million in identified performance improvement initiatives New Product Introduction INNOVATION $30 million SALES UP Enabling topline and earnings growth via improved solutions offering 2017 2018 2019 - 2022 COMMERCIAL

Partner of Choice Solutions Provider Preferred Supplier Supplier Becoming A Partner Of Choice Delivers Sales And Margin Growth Page Sales and Margin Growth Time Dialing into growth sub-segments and product lines Future Present Past

2017 Investor Day, New York City | April 5, 2017 Page AMY HARTZELL VP Supply Chain & Purchasing Joined Innophos: April 2016 Industry experience: 20 years

Page 2017 INVESTOR DAY New York City | April 5, 2017 Pillar: Operational Excellence

Key Messages Page We delivered significant cost savings and working capital improvements in 2016 and more opportunity remains Organization and cultural transformation is at the heart of our operational excellence agenda Modern practices and alignment in accountability are driving sustainable improvements in cost and capital, and strengthen our core People, process and systems are vital ingredients to our performance improvement initiatives We are establishing one interconnected organization through top-to-bottom communication, organization-wide process improvements and cross-functional collaboration on planning, forecasting and everyday execution We embrace a diversified cost-to-serve approach to ensure that we deliver and derive value

Page Executed Two Complementary Parallel Tracks DELIVERING NEAR TERM BENEFITSCREATING SUPPLY CHAIN OF THE FUTURE Assessed people, process and systems and improved costs and cash Established company-wide spend map and identified pipeline of direct and indirect procurement savings Implemented raw material optimization and inventory reduction initiatives Aligned Nutrition business with company-wide processes and goals Sustainably embedding new ways of working via modern practices and a connected organization Integration of Procurement, Logistics, Planning and Customer Service into one center-led supply chain organization Onboarding talent to drive key planks of Operational Excellence Design of cross-functional S&OP process to improve operational efficiency and customer service

Delivering Near Term Cost And Cash Benefits Page Operational Excellence Significant cost savings and operational efficiencies from best-in-class practices $16m procurement pipeline savings $13m from restructuring and headcount reduction Reduced average working capital by 29%. Free cash flow +53% Integrated supply chain and improved forecasting Scorecard: 2016 Better and Stronger Average working capital as % of Sales Average working capital in millions DOWN $69m DOWN 690bps 2016 versus 2015 12 Mo Average Working Capital Cost Savings 2016 $12m 2017 $4m Phase I Procurement Savings

Creating Supply Chain Of The Future Page Company-wide integrated capability People Process Systems Integrated business planning and everyday great execution

Supporting All Pillars Of Our Strategic Roadmap Page Operational Excellence Commercial Excellence Strategic Growth Create S&OP process Implement inventory management Build procurement excellence Establish differentiated cost-to-serve standards based on segmentation Enhance forecasting and lead times Cross-functional product portfolio review Integrate Nutrition business into company-wide supply chain Define structure and roles Hire talent Creating supply chain of the future

Page Critical Components Of A Successful S&OP Process Integrated business planning to enable alignment and optimize financial results CULTURE Cross-functional leadership team Decision making process for the company FINANCIAL INTEGRATION Ongoing updates to business estimates Links execution with strategic plan AGGREGATE PLANNING Market trends & supply families 24 month rolling forecast KEY METRICS Balanced scorecard with cross-functional metrics Optimize cost, cash and asset utilization S&OP: Sales and Operations Planning

Procurement Excellence Page Modern practices to reduce cost and increase value with suppliers Supplier Performance Management Demand Management Leveraging 6-step strategic sourcing process Direct and indirect spend map, category tree segmentation Supply market analysis Operationalizing new arrangements Reduce complexity, rationalize supplies catalogue and right-size specifications Contract compliance management Manage service levels and reduce waste Category Management Segmentation and differentiation of suppliers as strategic, critical and tactical Regime of account reviews and performance scorecards Strategic Sourcing (Periodic) Supplier Management (Ongoing) Transactional Execution (Daily)

Page Operational Excellence A Major Pillar In Our Strategy Procurement Procurement Logistics Cost-to-Serve Execute on $35 million in identified performance improvement initiatives PHASE 1 PHASE 2 Supply Network PHASE 3 $35 million COST DOWN Enabling earnings growth and investments in market-facing capability 2016 2017 2018

Integrated Value Chain Integrated Supply Chain Center-led Logistics and Procurement Local Logistics and Purchasing Supply Chain Becoming A Key Driver of Value Page Customer Service and Cost-to-Serve Time One interconnected organization enabling commercial excellence and growth Future Present Past

2017 INVESTOR DAY New York City | April 5, 2017 Q&A Page

2017 Investor Day, New York City | April 5, 2017 Page HAN KIEFTENBELD SVP and Chief Financial Officer Joined Innophos: April 2016 Industry experience: 29 years

We Have The Ingredients For Sustained Value Creation Page Science and technology driven Attractive Food, Health and Nutrition markets Underpinned by manufacturing capability Entrenched via technical service and product development Strong branded customer base Reputation for cash generation Experienced management team Well established business model and value creation know-how Delivering on promises amid challenging market conditions Resilient markets and a quality customer base Risk management integral to daily execution Operational excellence embedded in culture Management compensation aligned with shareholders’ interest Strong balance sheet, cash flow and proven stewards of shareholder value Focused on Vision 2022 Goals

Solid Cash Generation Supports Strong Shareholder Returns Page 12 $395m FREE CASH FLOW (1) OVER 5 YEAR PERIOD 2012-2016 $340m DIVIDENDS AND SHARE BUYBACK OVER 5 YEAR PERIOD 2012-2016 Share buy backDividendsPay-out ratio (1) Excludes acquisitions $558m CASH FROM OPS OVER 5 YEAR PERIOD 2012-2016 Cash Returned to Shareholders ($ in Millions)

Long-Term Shareholder Value Creation In A Variety of Market Conditions Page Cumulative Return IPHS TRADING STATISTICS Stock Price 03/31/2017$53.97 52 Week High$58.22 52 Week Low$37.02 200 Day Average$48.71 ENTERPRISE VALUE Market Cap$1.05B EV$1.17B EV/EBITDA19.7x P/E121.2 Dividend Yield13.6% Net Leverage11.1x (1) Based on 2016 full year actual

Page Macroeconomic Realities Inform Our Actions CHALLENGESACTIONS Challenging market conditions driven by systemic changes in competitive landscape Exchange rates and border tariffs have been an adverse factor since 2015 Consolidation in packaged food industry resulted in shifts in buying power Depressed commodity markets have impacted margins of undifferentiated products Management controlling what it can control; protecting earnings and cash delivery Segmentation has increased our focus and defined our portfolio management actions Performance improvement initiatives have driven our cost and cash agenda Disciplined capital allocation supports selective investments and investor returns

Page Scorecard: 2016 Better And Stronger Strong margin enhancement, solid earnings growth and very strong cash generation Value Creation Performance improvement initiatives delivered results Improved margin profile; both gross profit and EBITDA Enhanced cost profile; both COGS and operating expense Reduced working capital from better planning and a more agile supply chain ($ in millions) ($ in millions)

Growth Across Key Metrics Despite Topline Pressure Page 2016 $48 million 2015 $26 million Net Income 2016 $122 million 2015 $118 million Adjusted EBITDA* 2016 $139 million 2015 $99 million Cash from Operations 2016 $103 million 2015 $67 million Free Cash Flow +82% +3% +41% +53% Very strong net income and Adjusted EBITDA growth, and exceptional cash delivery despite an 8% decline in sales 2016 $725 million 2015 $789 million Sales Portfolio -2.5% Demand -2.5% Price -3% -8% *Please refer to Appendix for reconciliation of non-GAAP items.

Building On Success Of 2016 Page 2016 Better and stronger: margin enhancement, earnings growth and very strong cash generation Savings exceed reinvestment: significant cost savings and working capital improvements realized and more opportunity remains while selectively investing in market-facing functions Expect strong cash from operations to continue, supporting returns-driven capital allocation Earnings growth will be both organic and inorganic in nature

2017 Outlook Page SALES COSTS EARNINGS & CASH Expected to be down ~4% Soft customer demand in packaged foods and price competition from imports Pruning of lower margin, less differentiated products Cost savings actions to largely offset pricing pressures Implementation of new improvement initiatives Selective investments in market-facing functions Earnings as % of sales forecast to show further enhancement Expect further improvements in working capital One-off capital investment at Geismar location Another transition year; protecting earnings and cash delivery while building strategic pathway Overall market conditions and competitive landscape for 2017 expected to be similar to 2016 H1 comparable will be affected by 2016 product portfolio pruning

Q1 2017 Guidance Page Sales Revenue Gross Margin as % of Sales EBITDA Adjustments Sequentially flat sales performance compared to Q4 2016 Sequentially improved earnings profile due to better mix and improved cost profile 26 26-28 0.50-0.55 Sales Revenue $m Adjusted EBITDA* $m Adj Diluted EPS* $ *Please refer to Appendix for reconciliation of non-GAAP items

Page Introducing FHN (Food, Health, Nutrition), IS (Industrial Specialties), and Other as new reporting segments starting with Q1 2017 Aligns reporting format with business approach and strategic direction Food, Health and Nutrition Industrial Specialties Launch Of New Reporting Segments Aligning external reporting with our market-facing approach Food, Health and Nutrition Industrial Specialties Other 52% 38% 10% Other segment sales $70m in 2016 and $75m in 2015 2016 Sales $725m Sales Revenue EBITDA % of Sales ($ of millions) ($ of millions) *Please refer to Appendix for reconciliation of non-GAAP items.

Page Launch of New Reporting Segments How they correlate to former reporting segments Food, Health and Nutrition Industrial Specialties Sales Revenue $m 2016 2015 FHN IS Other Total FHN IS Other Total SP US/Canada 322 171 19 512 341 209 19 569 SP Mexico 55 107 - 162 54 111 - 164 GTSP & Other - - 52 52 - - 56 56 Total 377 278 70 725 395 320 75 789 Adjusted EBITDA % 2016 2015 FHN IS Other Total FHN IS Other Total SP US/Canada 18% 5% 35% 14% 16% 10% 30% 14% SP Mexico 42% 26% - 31% 33% 16% - 22% GTSP & Other - - -2% -2% - - 3% 3% Total 21% 13% 8% 17% 19% 12% 10% 15% Sales Revenue EBITDA % of Sales ($ of millions) ($ of millions)

Page Strategic Position By Segment Diversified portfolio of vital ingredient solutions Characteristics Attractive consumer-driven markets Meaningful growth Strong margin profile Strategic drivers Commercial Excellence Innovation M&A Phosphate technologies into a variety of applications Characteristics Well-established applications Cash generative Improved margin profile over time Strategic drivers Portfolio management Selective allocation of resources Continuous Improvement - Best-In-Class Practices Food, Health and Nutrition Industrial Specialties

Strong Contributions From Excellence Initiatives Page Commercial Excellence Operational Excellence $35m $18m $53m EBITDA Cash flow + Multi-faceted approach to topline and earnings growth EBITDA Contribution EBITDA Contribution

Transforming The Growth Profile Of The Company Page Food, Health and Nutrition Industrial Specialties Other 2016 Sales $725m 2022 Sales $1,250m Food, Health and Nutrition Industrial Specialties Share of FHN segment increasing from 52% to 75% Total company adjusted EBITDA enhancing from 17% to 20% IS continuing to make meaningful contribution to earnings and cash flow Pursuing a portfolio shift Sales Revenue EBITDA % of Sales ($ in millions) ($ in millions)

Food, Health And Nutrition Page Food, Health and Nutrition CORE INGREDIENTS GDP growth Segmentation and margin management Deliver an effective cost of capital returns and steady cash flow Growth profile 4-6%, and higher in certain target markets Differentiated, higher margins M&A instrumental to realizing growth ambition SPECIALTY INGREDIENTS Growth ambition to become more meaningful to our stakeholders $475m M&A with 4-8% CAGR growth profile $375m ranging from GDP at best to 2-4% CAGR BUILDING BLOCKS ($ in millions)

Committed To Meaningful Growth Via M&A Page STRATEGIC FITFINANCIAL FIT Expanded solution capability to better serve our customers Diversifies participation in higher growth Food, Health and Nutrition segments Recognized as a leader in markets served Provides revenue synergies from customer portfolio overlap Technology and science based Deepens capabilities and ability to serve customers B-to-B customer model Credible earnings and cash generation supported by enhanced growth potential Topline growth: 4-8% range EBITDA margin in 20% range Reliable cash conversion cycle Asset light: maintenance capital <3% of sales. Working capital in 20% range ROIC: WACC + 3% EPS accretive in year 2 Consistent with strategy Accretive and meet segment return targets Delivers growth Deepen capabilities and ability to serve customers Tight linkage with our value chains Ranging from bolt-on to transformational

Multi-Faceted Approach To Meaningful Growth Page Portfolio Management and price erosion Organic growth** Margin Management Operational Excellence Innovation M&A Focused on Vision 2022 Goals 80(60) 1020 -- 475 25(30) 10 8 20 95 2016 2022 725 1,250 122 17% 250 20% Amounts in $m SALES ADJ EBITDA* SALES ADJ EBITDA* Numbers are directionally in nature Topline and bottom-line growth ** Includes organic growth from acquisitions early in the planning period *Please refer to Appendix for reconciliation of non-GAAP items.

Capital Allocation Priorities Page Performance improvement Organic growth aligned with customer needs Must be strategic fit Broadening of toolkit and portfolio Ranging from bolt-on to transformational Dividends Share repurchases We expect strong cash from operations to continue, supporting returns-driven capital allocation Balanced Approach Balance profitability, risk and growth Apply disciplined investment criteria Maintain capital structure flexibility Capital Allocation Focused on Growth Targeted investments in core business Value enhancing M&A Return excess cash to shareholders

Attractive Long-Term Targets Page Perform Transform & 2022* Sales growth CAGR 2-4% (by 2022 for total company) Adjusted EBITDA margin 20% EPS growth CAGR (2017-22) 10% Maintenance capital expenditure ~3.5% (by 2022 for total company) Net working capital 20% * Targets assume successful completion of acquisitions in planning period Growing from $0.7bn to $1.25bn *Please refer to Appendix for reconciliation of non-GAAP items.

Summary Page Future Present Past Clear strategic direction Financial strength to achieve our goals Disciplined capital allocation Operational excellence embedded in culture Pursuing strategies that drive shareholder value REVITALIZED FOR GROWTH

2017 INVESTOR DAY New York City | April 5, 2017 Q&A Page

Closing Comments Page

Strategic Evolution of Innophos Page Proud of Our History Foundation for Success Revitalized for Growth Built a robust and reliable business model serving attractive end-markets Delivered shareholder value since going public in 2006 Committed to integrity in all we do Strategic pillars strengthen our foundation and drive performance Experienced leaders who know how to create value Streamlined operations, disciplined and focused on what we do best A leading specialty ingredients provider of solutions and systems Science and technology driven partnerships and service Driving shareholder value creation 2015 and earlier 2016 2017 Operational and Commercial Excellence Strong foundation Refined and diversified portfolio Market-driven approach Building upon our history and strengths to deliver sustainable growth and value

Sustainable leadership position in specialty functional ingredients markets and scaled for continued growth Balanced portfolio with higher growth profile supported by consumer trends Relevant set of market-facing and customer engagement competencies Lean, results-oriented organization Enhanced earnings profile and robust cash flow generation Page 20% ADJUSTED EBITDA $1.25bnSALES Focus On What We Do Best Enhanced growth profile with asset light investment needs

2017 INVESTOR DAY New York City | April 5, 2017 Page

2017 INVESTOR DAY New York City | April 5, 2017 Appendix Page

Non-GAAP Reconciliations

Non-GAAP Reconciliations Earnings Conference Call Fourth Quarter 2016 | February 22, 2017

Non-GAAP Reconciliations Long Term Targets Innophos is not able to provide a reconciliation of its 2022 expectation for Adjusted EBITDA margin to GAAP net income due to the number of variables in the projected EBITDA margin for 2022 and because we are currently unable to quantify accurately certain amounts that would be required to be included in GAAP net income or the individual adjustments for such reconciliation. In addition, we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. Additional Information Free cash flow is a supplemental financial measure that is not required by, or presented in accordance with, US GAAP. The Company believes free cash flow is helpful in analyzing the cash flow generating capability of the business and as a performance measure for purposes of presentation in this investor presentation. The Company defines free cash flow as net cash provided from operating activities plus net cash used for investing purposes. EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted EPS are supplemental financial measures that are not required by, or presented in accordance with, US GAAP. The Company believes EBITDA and adjusted EBITDA are helpful in analyzing the cash flow generating capability of the business and as performance measures for purposes of presentation in this investor presentation. Page

ABOUT THE COMPANY Innophos (NASDAQ: IPHS) is a leading international producer of specialty ingredient solutions that deliver far-reaching, versatile benefits for the food, health, nutrition and industrial markets. We leverage our expertise in the science and technology of blending and formulating phosphate, mineral and botanical based ingredients to help our customers offer products that are tasty, healthy, nutritious and economical. Headquartered in Cranbury, New Jersey, Innophos has manufacturing operations across the United States, in Canada, Mexico and China. For more information please visit www.innophos.com CONTACT Investors: Mark Feuerbach, 609-366-1204 or investor.relations@innophos.com Media: Ryan Flaim, Sharon Merrill Associates, 617-542-5300 or iphs@investorrelations.com Page